SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(6)(2)

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Monterey Bay Bancorp, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)(4) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

         (2) Aggregate number of class of securities to which transaction applies:

               -----------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  ----------------------------------------------

         2)       Form, Schedule, or Registration Statement No.:

                  ----------------------------------------------

         3)       Filing Party:

                  ----------------------------------------------

         4)       Date Filed:

                  ----------------------------------------------

                           MONTEREY BAY BANCORP, INC.
                              567 Auto Center Drive
                          Watsonville, California 95076
                                 (831) 768-4800

                                                                   April 9, 2002


Fellow Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Monterey Bay Bancorp, Inc. (the "Company"), the holding company for Monterey Bay Bank (the "Bank"), which will be held on Thursday, May 23, 2002, at 9:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California 95076.

     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. The Company's Directors and Officers, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that stockholders may have regarding the business to be transacted. A copy of the Company's 2001 Annual Report to Stockholders, which contains audited financial statements and certain other information about the Company's business, is also enclosed.

     The Company's Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

     Your cooperation is appreciated because a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date, and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, thank you for your continued interest and support.

                                                           Sincerely yours,


                                                           /s/ McKenzie Moss

                                                           McKenzie Moss
                                                           Chairman of the Board

                           MONTEREY BAY BANCORP, INC.
                              567 Auto Center Drive
                          Watsonville, California 95076
                                 (831) 768-4800

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 23, 2002
                      -------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Monterey Bay Bancorp, Inc. (the "Company") will be held on May 23, 2002 at 9:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California, 95076.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

1.   The election of four Directors to terms that will expire in 2004 or 2005;

2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2002; and

3. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     Only record holders of the Company's common stock as of the close of business on March 25, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Monterey Bay Bancorp, Inc., 567 Auto Center Drive, Watsonville, California 95076, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                              By Order of the Board of Directors


                                              /s/ Mary Anne Carson

                                              Mary Anne Carson
                                              Corporate Secretary

Watsonville, California
 April 9, 2002

--------------------------------------------------------------------------------
Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and promptly return the enclosed proxy card in the enclosed business reply envelope, which requires no postage if mailed in the United States. The proxy may be revoked at any time prior to exercise, and if you are present at the Annual Meeting, you may, if you wish, revoke your proxy at that time and exercise the right to vote your shares personally.
--------------------------------------------------------------------------------

                           MONTEREY BAY BANCORP, INC.
                           --------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2002
                           --------------------------

Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to stockholders of Monterey Bay Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board" or "Board of Directors") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 23, 2002, at 9:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California, 95076, and at any adjournments thereof. The 2001 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2001, and a proxy card accompanies this Proxy Statement, which is first being mailed to record holders on or about April 9, 2002.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Company's Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the election of each of the nominees for Director named in this Proxy Statement and FOR the approval of each of the specific proposals presented in this Proxy Statement.

     Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If you are a stockholder whose shares are not registered in your own name, however, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies will also be solicited personally or by mail or telephone by Directors, Officers, and other employees of the Company and its subsidiary, the Bank, without additional compensation therefor. The Company will also request persons, firms, and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities that may be voted at the Annual Meeting consist of shares of the Company's common stock, par value $0.01 per share ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of Directors.

     The close of business on March 25, 2002, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock entitled to vote on the Record Date was 3,483,718 shares.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Board of Directors is authorized (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. If there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit the further solicitation of proxies.

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of Deloitte & Touche LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's Bylaws, unless otherwise required by the Certificate of Incorporation or by law, the ratification of auditors and other matters shall be determined by a majority of the votes cast, without regard to either broker non-votes or proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a Director of, the Company or any of its affiliates.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, who owns more than 5% of the Company's Common Stock as of the Record Date.

                Name and Address                             Amount and Nature of                 Percent of
               of Beneficial Owner                           Beneficial Ownership                   Class
--------------------------------------------------      --------------------------------      -------------------
Josiah T. Austin                                                  525,062 (1)                      15.07%
El Coronado Holdings, LLC
Star Route 395
Pearce, Arizona  85625

Monterey Bay Bank Employee                                        296,727 (2)                       8.52%
Stock Ownership Plan ("ESOP")
567 Auto Center Drive
Watsonville, California  95076

Kahn Brothers & Company, Inc.                                     242,324 (3)                       6.96%
555 Madison Avenue, 22nd Floor
New York, New York  10022

Endicott Partners                                                 187,475 (4)                       5.38%
237 Park Avenue, Suite 801
New York, New York  10017

-----------------------------------

(1) Based upon information contained in a Schedule 13D filed by Mr. Austin with the SEC on November 19, 2001 pursuant to the Securities Exchange Act of 1934 and upon other information supplied by Mr. Austin to the Company.

(2) CNA Trust Corporation, Costa Mesa, California has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 31, 2001, 296,727 shares were retained under the ESOP. Unallocated shares and allocated shares for which no voting instructions are received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the ESOP Trustee's fiduciary duty.

(3) Based upon information contained in Schedule 13G filed with the SEC on February 4, 2002 pursuant to the Securities Exchange Act of 1934.

(4) Based upon information contained in Schedule 13G filed with the SEC on January 17, 2002 pursuant to the Securities Exchange Act of 1934.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS


     The Board of Directors of the Company consists of nine Directors divided into three classes. Each of the nine members of the Board of Directors of the Company also presently serve as Directors of the Bank. Except as noted below, Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of Directors expiring each year. Directors serve until their successors are elected and qualified.

     The Board has nominated Larry A. Daniels for election to a two-year term and Steven Franich, Stephen G. Hoffmann, and Gary L. Manfre for election to three-year terms. Information on these nominees is set forth below.

     If any nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless otherwise indicated or authority to vote for the election of any nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

     Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present. A majority of the votes entitled to be cast on a matter constitutes a quorum. Abstentions and broker non-votes would be included in determining whether a quorum is present at a meeting, but would not have an effect on the outcome of a vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


Information with Respect to the Nominees and Continuing Directors

     The following table sets forth, as of the Record Date, the names of the nominees and continuing Directors of the Company; their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a Director of the Company; and the year in which their terms (or in the case of the nominees, their proposed terms) as Director of the Company expire. The table also sets forth the amount of Common Stock, and the percent thereof, beneficially owned by each and by all Directors and Executive Officers as a group as of the Record Date. Unless otherwise noted, each person exercises sole (or shares with an immediate family member) voting or dispositive power as to the shares reported. Percentages are based upon 3,483,718 shares outstanding as of the Record Date.

             Name and Principal                                         Expiration       Shares of Common       Percent
            Occupation at Present                          Director     of Term as      Stock Beneficially        of
           And for Past Five Years              Age(1)     Since(2)      Director              Owned             Class
----------------------------------------------  --------  -----------  --------------  ----------------------  ----------
NOMINEES
--------

Larry A. Daniels                                  60         2001          2004              6,217(3)             *
President
Daniels and House Construction Company
Monterey, California

Steven Franich                                    55         1989          2005             75,404(4)            2.16%
President
Marty Franich Auto Dealerships
Watsonville, California

Stephen G. Hoffmann                               57         1997          2005              8,414(5)             *
President and CEO
Canyon National Bank
Palm Springs, California

Gary L. Manfre                                    48         1993          2005             36,399(6)            1.04%
Treasurer
Watsonville Coast Produce, Inc. Watsonville,
California

CONTINUING DIRECTORS
--------------------

Josiah T. Austin                                  54         1999          2003            525,062(7)           15.07%
Rancher and Private Investor
El Coronado Ranch
Pearce, Arizona

Edward K. Banks                                   53         1993          2004             20,652(8)             *
Chief Executive Officer
Pajaro Valley Insurance Agencies, Inc.
Watsonville, California.


Diane Simpkins Bordoni                            48         1998          2003              8,622(9)             *
Chief Financial Officer
System Studies Incorporated
Santa Cruz, California

C. Edward Holden (Vice Chairman)                  54         2000          2004             76,323(10)           2.19%
President and Chief Executive Officer
Monterey Bay Bancorp
Monterey Bay Bank
Watsonville, California

McKenzie Moss (Chairman)                          71         1996          2003             17,155(11)            *
Financial & Strategic Planning Consultant;
University Instructor and Lecturer; Writer;
Retired Bank Executive


Stock ownership of all directors and                                                       904,688(12)         25.97%
executive officers as a group (13 persons)

--------------------------------------------------------------------------------

(1)  Age of Director as of the record date.
(2) Includes years of service as a Director of the Bank prior to the formation of Monterey Bay Bancorp, Inc.
(3) Includes 1,500 stock options that are either vested or will vest within 60 days of the record date.
(4) Includes 8,000 stock options that are either vested or will vest within 60 days of the record date.
(5) Includes 3,466 stock options that are either vested or will vest within 60 days of the record date
(6) Includes 9,000 stock options that are either vested or will vest within 60 days of the record date.
(7) Includes 1,500 stock options that are either vested or will vest within 60 days of the record date. Mr. Austin has sole voting power of 50,907 shares and shared voting power of 474,155 shares
(8) Includes 15,501 stock options that are either vested or will vest within 60 days of the record date. Mr. Banks disclaims beneficial ownership of 468 shares owned by his spouse and son and 358 shares owned by his other son.
(9) Includes 3,500 stock options that are either vested or will vest within 60 days of the record date.
(10) Includes 54,972 stock options that are either vested or will vest within 60 days of the record date.
(11) Includes 6,965 stock options that are either vested or will vest within 60 days of the record date.
(12) Includes 178,354 stock options that are either vested or will vest within 60 days of the record date.
* Represents less than 1% of the Company's voting securities.


Meetings of the Board of Directors and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 2001, the Company's Board of Directors held twelve regular meetings and one special meeting. All of the Directors of the Company attended at least 75% of the Company's regular monthly Board meetings held during fiscal 2001. The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee of the Company currently consists of Ms. Bordoni (Chairman), Mr. Franich, Mr. Hoffmann, and Mr. Moss, all of whom are outside Directors. Membership of the Audit Committee was restructured in 2001 due to the resignation of one Director. The Audit Committee meets as called by the Chairman and met twelve times in fiscal year 2001. The purpose of the Audit Committee is to provide assurance that financial disclosures made by management portray the Company's financial condition and results of operations. The Audit Committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Bank met twelve times in fiscal 2001. The Audit Committee Report is set forth on page 17.

     Nominating Committee. The Company's Nominating Committee for the 2002 Annual Meeting consists of Mr. Moss (Chairman), Mr. Banks, Ms. Bordoni, and Mr. Holden. The Nominating Committee considers and recommends the nominees for Director to stand for election at the Company's annual meeting of stockholders. The Company's Certificate of Incorporation and Bylaws also provide for stockholder nominations of Directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee that is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met twice in fiscal 2001 and once in 2002 to determine the slate of directors for election at the Annual Meeting.

     Compensation/Benefits Committee. The Compensation/Benefits Committee of the Company consisted of Messrs. Bachan (Chairman), Austin, Banks, Hoffmann, and Manfre through May 25, 2001, at which time Mr. Bachan retired as a Director and the membership was restructured to its current composition of Messrs. Manfre (Chairman), Austin, Hoffmann, and Moss. The Compensation/Benefits Committee also serves as the ESOP Committee. This Committee meets to establish compensation for the Chief Executive Officer, to approve compensation and benefits to be paid to employees, as needed, and to review the incentive compensation programs when necessary. The Compensation/Benefits Committee met eleven times in fiscal 2001.


Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Exchange Act, Officers, Directors, and beneficial owners of more than 10% of the Common Stock are required to file reports on Forms 3, 4, and 5 with the SEC concerning their beneficial ownership of the Common Stock, as well as to report certain changes in such beneficial ownership. Based upon the Company's review of such reports, no Officer, Director, or beneficial owner of more than 10% of the Common Stock failed to file required reports on Forms 3, 4, or 5 on a timely basis for the fiscal year ended December 31, 2001, with the exception of a late filing of an initial Form 3 for Ms. Carlson who was hired in June 2001.


Director Compensation

     There  are  a  number  of  different  elements   associated  with  Director
compensation including:

     Directors' Fees. Directors of the Company who are not also employees of the Company receive a retainer of $190.00 per month for serving on the Company's Board of Directors. In 2001, the monthly retainer for service on the Board of Directors of the Bank by Directors who are not also employees of the Bank was $1,615.00. All members of the Board of Directors of the Bank are also members of the Board of Directors of Portola Investment Corporation ("Portola"), a wholly-owned subsidiary of the Bank. All members of the Board of Directors of Portola, if they are not also employees of the Bank, receive a monthly retainer fee of $95.00. The Chairman of the Board receives an additional $1,100 per month in total Directors fees. No committee meeting fees are paid and committee Chairmen receive no additional compensation. Directors are also eligible to receive travel reimbursement of up to $300.00 for each regular or special board meeting attended.

     Stock Award Plan for Outside Directors. The Company maintains the Monterey Bay Bancorp Stock Award Plan for Outside Directors which provides Directors with the opportunity to elect to receive shares of stock of the Company in lieu of cash retainer fees for serving as a Director of the Company or any of its subsidiaries as an additional incentive to promote the Company's success. All current Directors have made the election to receive the regular monthly retainer fees in the form of Company Common Stock.

     Directors' Stock Option Plan. Until December 31, 1999, the Company granted options under the 1995 Stock Option Plan for Outside Directors (the "Directors' Option Plan"). Under this Plan, Directors who were not officers or employees of the Company or Bank could be granted non-statutory stock options to purchase shares of Common Stock. Each option awarded entitled the holder to purchase one share of Common Stock at the fair market value of the Common Stock on the date of grant. All options granted under the Plan began vesting in five equal annual installments on the first anniversary of the date of the grant, provided, however, that in the event of death or disability of the participant or, to the extent not prohibited by the Office of Thrift Supervision ("OTS"), upon a change in control of the Company or the Bank, all options previously granted would automatically become exercisable.

     As of December 31, 1999 all non-statutory stock options available for grant under the Plan had been granted. Since that time, option awards to Directors have been made from the Amended 1995 Incentive Stock Option Plan. See "Incentive Stock Option Program," on page 10. In 2001, a total of 19,500 non-statutory options were granted to outside Directors.

     Director Emeritus Program. To recognize and reward Directors for their years of service and overall contribution to the Company, in March of 2000, the Board of Directors adopted the Director Emeritus Program, effective as of May 25, 2000. The Program allows individual Directors who have served at least nine years (three terms of three years) to retire between the ages of 65 and 72. The Bylaws of the Company provide that all Directors must retire from the Board of Directors no later than December 31 of the year in which they attain an age of
72. Eligible Directors receive a title of Director Emeritus and a cash payment equal to the annual retainer at the current rate as recognition of their contribution and years of service to the Company and the Bank. In addition, option awards made to a Director that have not yet vested when the Director becomes a Director Emeritus will continue to vest in accordance with their original vesting schedule, with no change in expiration date.


Certain Relationships and Related Transactions

     Monterey Bay Bancorp, Inc., through its subsidiary Monterey Bay Bank, has had and expects in the future to have banking transactions in the ordinary course of business with the Company's Directors or associates of the Company's Directors. The Company may also have banking transactions with corporations of which our Directors may own a controlling interest, or also serve as directors or officers. These transactions have taken place and will take place on substantially the same terms, including interest and collateral, as those prevailing for comparable transactions with others. The Company believes that these transactions involving loans did not present more than normal risk of noncollectibility or present other unfavorable features.

Compensation / Benefits Committee Report on Executive Compensation

Administration / General

     The Compensation/Benefits Committee of the Board provides overall guidance regarding executive compensation programs and reviews recommendations of management for compensation and benefits for other officers and employees of the Bank.


     The current members of the Committee are: Messrs. Manfre (Chairman), Austin, Hoffmann, and Moss. The President / Chief Executive Officer and the Senior Vice President / Chief Administrative Officer currently serve as non-voting advisors to the Committee.

Compensation Philosophy

     The goals and objectives of the Bank's compensation program include:

o To provide motivation for the executive officers to enhance stockholder value by linking their compensation to the value of the Common Stock;

o To integrate total compensation with the Company's short-term and long-term performance goals and the objective of increasing stockholder value;

o To attract high performing executive officers by providing total compensation opportunities which are consistent with externally competitive norms of the financial services industry and the Company's level of performance;

o    To retain qualified executives vital to the success of the organization;

o To reward above average individual and corporate performance as measured by financial results and strategic achievements; and

o To maintain reasonable fixed compensation costs by targeting base salaries at a competitive average.

     The Company's compensation strategy includes a mix of compensation elements, including: base salary; short-term incentive compensation; and
long-term incentives (including stock options and stock awards). Executive officers also participate in various non-qualified and qualified employee benefit plans designed to provide retirement income, such as the ESOP and the 401(k) plan.

     Base Salary. The relative levels of base salary for the executive officers are designed to reflect each executive officer's scope of responsibility and accountability within the organization. To determine the necessary amounts of base salary to attract and retain top quality management, the Compensation/Benefits Committee reviews comparable salary and other compensation arrangements in effect. Further, the Compensation/Benefits Committee considers the entire compensation package, including the equity compensation to be provided under the Company's stock plans, of the executive officers.

     Cash Incentive Bonus Plan. The Compensation/Benefits Committee approved the Officers Incentive Compensation Plan (OICP) in March 2001 for fiscal 2001. Qualified officers of the Bank are eligible for cash incentive awards if the Company achieves certain objectives. In 2001, the Company achieved these objectives. OICP is subject to annual approval by the Compensation/Benefits Committee and was approved for 2002 in February 2002.

     Incentive Stock Option Program. The Compensation/Benefits Committee believes that stock ownership is a significant incentive in building stockholders' wealth and aligning the interests of Directors, employees, and stockholders. Officers and other employees of the Company or its affiliates and Directors are eligible to participate in the Amended 1995 Incentive Stock Option Program. Incentive or non-statutory stock options are awarded to officers based upon, in part, the officers' level of responsibility and contributions to the Company and the Bank. Under the Plan, each option entitles the holder to purchase one share of Common Stock at 110% of the fair market value of the Common Stock on the date of the grant. Each option awarded prior to the Plan's amendment on May 25, 2000 entitled the holder to purchase one share of the Common Stock at its fair market value on the date of grant. Stock options vest over a time period determined by the Board of Directors, typically ratably over five years commencing at the first anniversary of the date of the grant.

     The vesting of awarded stock options is accelerated in the event of a change in control of the Company or of the Bank. Information regarding grants of options or stock appreciation rights to the Named Executive Officers, as defined on page 14, is set forth in the "Option Grants in Last Fiscal Year" table included herein.

     Stock Award Program. The Company maintains a Performance Equity Program ("PEP") for officers that was originally adopted in 1995. The purpose of PEP is to provide officers with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Company and to improve the financial performance of the Company.

     The PEP provides for two types of awards: time-based grants and performance-based grants. Time-based grants vest pro-rata on each anniversary of the grant date and become fully vested over the applicable time period as determined by the Board of Directors, typically over five years. Vesting of performance-based grants is dependent upon achievement of criteria established by the Board of Directors for each stock award. During calendar year 2001, the following members of the Bank's executive management opted to receive certain performance related base salary merit increases in Common Stock in lieu of cash:
Messrs. Andino, Holden, and Tinkey. Also in 2001, Messrs. Holden and Andino opted to receive 4,000 PEP and 3,348 PEP share payouts of Common Stock in lieu of certain cash for their incentive compensation through the OICP for 2001. See "Cash Incentive Bonus Plan" on page 9.

     Vesting of stock awards under the PEP accelerate in the event of a change in control of the Company or the Bank.

     Compensation of the Chief Executive Officer and President. After taking into consideration the total compensation review as described earlier, the Compensation/Benefits Committee determined to pay the Chief Executive Officer,
C. Edward Holden, a base salary of $247,500 for fiscal 2001. In 2001, Mr. Holden also received a bonus and additional stock options as presented in the "Summary Compensation Table." In addition, in early 2002, Mr. Holden received an extraordinary cash bonus of $40,000 and an increase in his base salary to $257,500 in recognition of his performance and his contributions to the Company and Bank.


         Compensation/Benefits Committee

         Gary L. Manfre, Chair
         Josiah T. Austin
         Stephen G. Hoffmann
         McKenzie Moss

     Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the Nasdaq National Market and SNL Thrift Stocks for the period beginning on December 31, 1996 through December 31, 2001. The graph reflects the historical performance of the Common Stock, and, as a result, may not be indicative of possible future performance of the Common Stock. The data was supplied by SNL Securities.

                     Comparison of Cumulative Total Returns

                      December 31, 1996 - December 31, 2001


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                           Monterey Bay Bancorp, Inc.

                               [GRAPHIC OMITTED]

                                                                 Period Ending
                                    ------------------------------------------------------------------------
Index                                  12/31/96   12/31/97     12/31/98    12/31/99    12/31/00    12/31/01
------------------------------------------------------------------------------------------------------------
Monterey Bay Bancorp, Inc.               100.00     133.11       123.07       87.95       93.59      135.73
NASDAQ - Total US*                       100.00     122.48       172.68      320.89      193.01      153.15
SNL Thrift Index                         100.00     170.16       149.66      122.25      195.21      208.65

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved. crsp.com.

SNL Financial LC                                                  (434) 977-1600
(C) 2002

     The report of the Compensation Committee and the Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


Executive Compensation


     Employment Agreements. The Chief Executive Officer and President, Mr. Holden, and the Senior Vice President and Chief Financial Officer and Treasurer, Mr. Andino (collectively, the "Executives") each have employment agreements among the individual, Monterey Bay Bancorp, Inc. and Monterey Bay Bank. The Agreements provide for two-year terms and provide for yearly review for possible extension. The base salaries of Messrs. Holden and Andino cannot be less than $257,500 and $157,500 per year, respectively. In addition to base salary, the Agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

     The Executives can be terminated at any time by the Bank or the Company for cause, as defined in the Agreements. In such case, the executive does not have the right to receive compensation or other benefits for any period after termination for cause. If the Bank or Company terminates Executive, actually or constructively, due to (i) reduction of his title or status, (ii) material reduction in his responsibilities, (iii) assignment of any duties inconsistent with his title, duties or responsibilities in effect, (iv) material reduction in compensation or benefits, (v) relocation of his principal place of employment by more than 30 miles from its location, or (vi) significant increase in travel requirements, or if the Bank or Company terminates his employment during the term for any reason other than a termination governed by a change in control, or termination for cause, the Bank shall be obligated to pay Executive within thirty (30) days after his termination, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, in a lump sum amount equal to (i) the cost of providing medical and dental coverage through COBRA continuation coverage, similar to the coverage in effect at the time of his termination, for a period of one year, (ii) an amount equal to the then currently targeted annual bonus as defined in the Cash Incentive Bonus Plan of the Bank, regardless of the time of year such termination occurs and in additional to any annual bonus earned but not yet paid for Executive's services provided in a prior year, and (iii) the greater of an amount equal to the Executive's then current year's base salary or the Executive's pro-rata base salary for the remainder of the term of the Agreements.

     The Executive may voluntarily resign or seek other gainful employment provided that Executive gives not less than sixty (60) days prior written notice of resignation. If the Executive determines to voluntarily resign other than in conjunction with a change in control, a threatened change in control, or constructive termination, Executive shall be entitled to no additional compensation beyond those earned through the date of such voluntary resignation.

     Under Mr. Holden's Agreement, if Mr. Holden's employment is terminated by either a voluntary or involuntary termination in conjunction with a change in control or threatened change in control, the Executive will continue to receive his current base salary, including auto allowance, for a period of thirty-six months from his date of termination including bonuses and any other cash compensation paid or to be paid to him during such months and the amount of any contributions made or to be made to any employee benefits plan or matching contribution to its 401(k) plan as well as the financial equivalent of thirty-six months worth of the Bank's contributions to any non-qualified compensation or benefit plan. In addition, his health, dental and life insurance benefits coverage would continue for thirty-six months and any stock options or awards would become immediately vested. The Executive will receive from the Bank a continuation of any employee mortgage loan rate discount for a period of the lesser of thirty-six months or the maturity of the mortgage loan or a payment equal to the employee loan rate discount in effect multiplied by three (3) multiplied by the outstanding principal balance of the loan on the date of a change in control. Mr. Andino's Agreement is substantially similar to Mr. Holden's in regards to benefits under a change in control or a threatened change in control, with the exception that references to a thirty-six month period are replaced by a twenty-four month period.


     Change in Control Agreements for Ms. Anderson, Ms. Carlson, Mr. Porter, and Mr. Tinkey

     The Bank and the Company have entered into Change in Control Agreements with the Senior Vice-President and Chief Loan Officer, Ben Tinkey, the Senior Vice-President and Director of Commercial Banking, David Porter, Senior Vice President and Chief Administrative Officer, Susan Carlson, and Vice President and Compliance Officer, Carlene Anderson (collectively, the "Officers"). The Change in Control Agreements provide for a one-year term that may be extended for a one year term on each anniversary date of the agreement. Under the Change in Control Agreement, a "Change in Control" means, with certain exceptions, an event of a nature that (1) would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to section 13 or 15(d) of the Exchange Act or (2) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the OTS. In addition, a Change in Control will be deemed to have occurred at such time as (A) any person is or becomes the beneficial owner of 25% or more of the Company's or the Bank's outstanding securities, (B) the Board of Directors in place on the date of the Change in Control Agreement (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, unless such subsequent members are approved by a vote of at least three-fourths of the Incumbent Board, (C) a plan of reorganization, merger, consolidation, or sale of all or substantially all of the assets of the Company or the Bank occurs, or a proxy is filed by someone other than current management relating thereto, in which the Company or Bank is not the resulting entity, or (D) a tender offer is made for 25% or more of the voting securities of the Company or the Bank.

     Officers are eligible for change in control benefits if, within six months following a Change in Control, (i) his or her employment is terminated other than for cause (as defined in the Agreement), (ii) he/she suffers a material detrimental alteration in authority or responsibility, demotion, or loss of title, (iii) his or her compensation is reduced by 5% or more, or (iv) he/she is relocated from his or her principal place of employment by more than 30 miles. The change in control benefit will include a number of months of the individual's current compensation, plus medical, dental, vision, short-term disability, and long-term disability coverage for twelve months. The number of months compensation for each individual is: 18 months for Mr. Porter, 12 months for Messrs. Anderson and Tinkey, and 6 months for Ms. Carlson.

     Summary Compensation Table. The following table shows, for the years ended December 31, 2001, 2000, and 1999, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and those Executive Officers of the Company and the Bank who earned in excess of $100,000 during the fiscal year 2001 (the "Named Executive Officers").

----------------------------- ---------------------------------------------- --------------------------- ----------------
(In Whole Dollars)                                                                   Long-Term
                                         Annual Compensation(1)                 Compensation Awards
----------------------------- ------- ---------- --------- ----------------- ----------- --------------- ----------------
                                                                      Other                  Securities
Name and Principal Positions                                         Annual  Restricted      Underlying        All Other
                              Year      Salary    Bonus(2)   Compensation(3)    Stock(4)  Options (#)(5)  Compensation(6)
----------------------------- ------- ---------- --------- ----------------- ----------- --------------- ----------------
C. Edward Holden              2001      237,577   160,855             8,400          --          15,000               --
Chief Executive Officer and   2000      150,000    55,190            18,856          --          75,000               --
President(7)
----------------------------- ------- ---------- --------- ----------------- ----------- --------------- ----------------
Mark R. Andino                2001      148,841    66,983                --          --           7,500               --
Senior Vice President         2000      135,000    15,000                --     151,950          45,000               --
Chief Financial Officer
Treasurer(8)
----------------------------- ------- ---------- --------- ----------------- ----------- --------------- ----------------
Susan F. Grill                2001      112,376        --             6,685          --          10,000               --
Senior Vice President
Director of Retail Banking
President, Portola
Investment Corporation(9)
----------------------------- ------- ---------- --------- ----------------- ----------- --------------- ----------------
David E. Porter               2001      150,667        --            12,402          --           1,500               --
Senior Vice President         2000       26,042        --             1,000          --          20,000               --
Director of Commercial
Banking(10)
----------------------------- ------- ---------- --------- ----------------- ----------- --------------- ----------------
Ben A. Tinkey                 2001      124,927     4,794                --          --           1,500               --
Senior Vice President         2000      121,880    29,076                --          --           5,000           20,876
Chief Loan Officer(11)        1999       95,888        --                --          --              --           13,850
----------------------------- ------- ---------- --------- ----------------- ----------- --------------- ----------------

----------------------------------

(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan pursuant to which employees may defer up to 25% of their compensation, up to the maximum limits under the Internal Revenue Code of 1986 as amended.
(2) Includes cash and Common Stock in lieu of cash that was awarded as an incentive and paid through the Company's Officer Incentive Compensation Plan ("OICP"). Also includes Common Stock received in lieu of certain salary compensation.
(3) For fiscal years ending in 2001, 2000, 1999 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock. Mr. Holden's and Mr. Porter's other compensation for 2001 includes an auto allowance.
(4)  No restricted stock awards were granted in 2001.
(5) Includes options awarded under the 1995 Incentive Option Plan, both prior and subsequent to amendments to the plan on May 25, 2000. Options generally vest in annual installments of 20%, beginning on the first anniversary of the date of the grant, and are exercisable through the tenth anniversary of the grant, except as noted on the Option Grants In Last Fiscal Year table, below. To the extent not already exercisable, the options become exercisable upon death or disability or, to the extent not prohibited by the OTS, upon the occurrence of a change in control.
(6) Includes the fair market value, for each respective year, of shares of Common Stock allocated pursuant to the ESOP. As of the record date of March 25, 2002, the 2001 ESOP allocation was not yet processed.
(7) Mr. Holden's 2001 bonus includes $71,395 (4,950 PEP shares) paid in Common Stock in lieu of certain cash for his base salary merit increase in 2001 and for his incentive compensation through the OICP.
(8) Mr. Andino's bonus includes $54,108 (3,973 PEP shares) paid in Common Stock in lieu of certain cash for his base salary merit increase in 2001 and for his incentive compensation through the OICP. Of these shares, 3,000 shares of stock were vested out of a long-term stock compensation plan that was awarded in 2000.
(9) Ms. Grill resigned from her position with the Bank and Portola Investment Corporation in February 2002. Other Annual Compensation for Ms. Grill reflects payment of a relocation allowance in 2001.
(10) Mr. Porter's Other Annual Compensation for 2001 included $6,402 in relocation benefits and $6,000 in auto allowance. Mr. Porter's bonus of $38,000 for fiscal 2001 was paid early in fiscal 2002.
(11) Mr. Tinkey's 2001 bonus reflects 340 shares of Common Stock granted in lieu of certain cash for his merit increase in 2001. Mr. Tinkey's bonus of $35,000 for fiscal 2001 was paid early in fiscal 2002.

Transactions With Named Executive Officers

     The Bank, like many financial institutions, extends loans to its employees. All loans by the Bank to its executive officers are subject to regulations restricting loans and other transactions with affiliated persons of the Company. Savings institutions such as the Bank are permitted to make loans to executive officers on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any executive officer, director, or principal stockholder over other employees of the Bank or affiliate.

     The Bank maintains an employee loan benefit program. Under this program, employees receive certain reductions in interest rates and / or loan fees on loans depending upon the type of loan product selected. Rate reductions under this program are only available during the term of employment. Upon termination, resignation, or retirement, the loan rate reverts to the market rate that existed at the time the loan was originated.

All other loans to executive officers, directors, and principal stockholders ("insiders"):

o    have been made in the ordinary course of business

o were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers

o do not involve more than the normal risk of default of present other unfavorable features.

Credit commitments to executive officers, directors, and principal stockholders of the Company and their affiliates amounted to approximately $2.0 million or 3.9% of the Company's equity at December 31, 2001.

     The following table sets forth the indebtedness of executive officers and affiliates who are or were indebted to the Bank at any time since January 31, 2001 in an aggregate amount in excess of $60,000 and whose loans were made pursuant to the employee loan program.

------------------------------- ------------------- ---------------------- ---------------------- ----------------------
                                                           Largest Amount            Outstanding          Interest Rate
                                                        Outstanding Since             Balance At                     At
Name and Position               Type of Loan            December 31, 2000      December 31, 2001      December 31, 2001
------------------------------- ------------------- ---------------------- ---------------------- ----------------------
C. Edward Holden                Home Mortgage                    $550,000               $546,200                  6.13%
Director
President                       Home Equity
Chief Executive Officer         Line Of Credit                    100,000                     40                  6.00%
------------------------------- ------------------- ---------------------- ---------------------- ----------------------
Mark R. Andino                  Home Mortgage                     508,529                501,393                  6.13%
Chief Financial Officer
Treasurer
------------------------------- ------------------- ---------------------- ---------------------- ----------------------
Susan F. Grill(1)               Home Mortgage                     350,000                350,000                  4.88%
Director of Retail Banking
President of Portola            Home Equity
Investment Corporation          Line Of Credit                          0                      0                  4.75%
------------------------------- ------------------- ---------------------- ---------------------- ----------------------
Ben A. Tinkey(2)                Land Loan                         159,000                      0                    N/A
Chief Loan Officer
------------------------------- ------------------- ---------------------- ---------------------- ----------------------

------------------------------------

(1)  Ms.  Grill   resigned  from  Monterey  Bay  Bank  and  Portola   Investment
     Corporation in February 2002.
(2)  Mr. Tinkey paid off his land loan in 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock options granted to the Named Executive Officers during 2001 and the projected value of those options at assumed annual rates of appreciation.

----------------------------------------------------------------------------------------------- -------------------------
                                                                                                  Potential Realizable
                                                                                                Value at Assumed Annual
                                      Individual Grants                                           Rates of Stock Price
                                                                                                Appreciation for Option
                                                                                                        Term(1)
----------------------- ---------------------- -------------------- ------------- ------------- ------------ ------------
                         Number of Securities   Percent of Total
                          Underlying Options   Options Granted to     Exercise
                              Granted(2)          Employees in       Price Per     Expiration
         Name                                      Fiscal Year         Share          Date           5%          10%
----------------------- ---------------------- -------------------- ------------- ------------- ------------ ------------
C. Edward Holden             15,000(3)                 24%            $ 15.88        11/29/06     $ 38,243     $ 110,636
----------------------- ---------------------- -------------------- ------------- ------------- ------------ ------------
Mark. R. Andino               7,500(3)                 12               15.88        11/29/06       19,121        55,318
----------------------- ---------------------- -------------------- ------------- ------------- ------------ ------------
Susan F. Grill               10,000                    16               12.65         2/12/11       60,823       171,780
----------------------- ---------------------- -------------------- ------------- ------------- ------------ ------------
David E. Porter               1,500                     2               15.88        11/29/11       11,462        32,360
----------------------- ---------------------- -------------------- ------------- ------------- ------------ ------------
Ben A. Tinkey                 1,500                     2               15.88        11/29/11       11,462        32,360
----------------------- ---------------------- -------------------- ------------- ------------- ------------ ------------

--------------------------

(1) "Potential Realizable Value" is disclosed in response to SEC regulations that require such disclosure for illustration only. The values disclosed are not intended to be, and should not be interpreted as, representations or projections of the future value of the Common Stock or of the stock price. Amounts are calculated at 5% and 10% assumed appreciation of the value of the Common Stock (compounded annually over the option term) and are not intended to forecast actual expected future appreciation, if any, of the Common Stock. The potential realizable value is the difference between the exercise price and the appreciated stock price at the assumed annual rates of appreciation multiplied by the number of shares underlying the options.

(2)  Options vest in 20% annual increments,  beginning one year from the date of
     grant,  except  as  noted.   Options  are  exercisable  through  the  tenth
     anniversary of the date of grant, except as noted.

(3) Represents non-statutory stock options that except as noted were fully vested on the date of grant. These options are exercisable through the fifth anniversary of the date of grant.


                       FISCAL YEAR END OPTION/SAR VALUES

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2001. Also reported are the values for "in-the-money" options that represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. At December 31, 2001, 98,084 options were exercisable by the Named Executive Officers.

------------------------ ---------------------------------- ------------------------------------
                          Securities Underlying Number of    Value of Unexercised In-the-Money
                            Unexercised Options/SARs at       Options/SARs at Fiscal Year End
                                Fiscal Year End (#)                       ($) (1)
------------------------ --------------- ------------------ -------------- ---------------------
                          Exercisable      Unexercisable     Exercisable      Unexercisable
------------------------ --------------- ------------------ -------------- ---------------------
C. Edward Holden              43,792          46,208           $143,532         $316,218
------------------------ --------------- ------------------ -------------- ---------------------
Mark R. Andino                16,500          36,000             47,250          189,000
------------------------ --------------- ------------------ -------------- ---------------------
Susan F. Grill(2)                  0          10,000                  0           28,500
------------------------ --------------- ------------------ -------------- ---------------------
David E. Porter                4,000          17,500             17,160           68,640
------------------------ --------------- ------------------ -------------- ---------------------
Ben A. Tinkey                 33,792           5,500            214,159           17,160
------------------------ --------------- ------------------ -------------- ---------------------

(1) Market value of underlying securities at fiscal year end $15.50 minus the exercise price per share of each option.

(2)  Ms.  Grill   resigned  from  Monterey  Bay  Bank  and  Portola   Investment
     Corporation in February 2002.

Audit Committee Report

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

     The Board of Directors, in its business judgment, has determined that each member of the Audit Committee is "independent," as defined under the listing standards of The NASDAQ Stock Market, Inc. The Audit Committee operates pursuant to an Audit Committee Charter that was revised and adopted by the Board on June 14, 2000. A copy of the Audit Committee Charter was attached to the Company's proxy statement dated April 16, 2001. The Audit Committee reviews and assesses this Charter at least annually and recommends any proposed changes to the full Board of Directors for approval. The Company's management is responsible for its internal accounting controls and the financial reporting process. The Company's independent accountants, Deloitte & Touche, LLP, are responsible for performing an audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes.

     In keeping with that responsibility, the Audit Committee has reviewed and discussed the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2001 with management and the independent accountants. In addition, the Audit Committee has discussed and reviewed with the independent accountants all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communications with Audit Committee," as currently in effect, and with and without management present, discussed and reviewed the results of the independent accountants' examination of the financial statements. The Audit Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent accountants their independence. The Audit Committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining independence between the Company and the independent accountants.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors and the Board concurred with such recommendation.


     This report is respectfully submitted by the Audit Committee of the Board of Directors.


                             Diane S. Bordoni, Chair
                                 Steven Franich
                               Stephen G. Hoffmann
                                  McKenzie Moss

                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2001 were Deloitte & Touche LLP ("Deloitte"). The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the principal accountants' independence. Upon recommendation of the Audit Committee, the Company's Board of Directors has reappointed Deloitte to continue as independent auditors for the Company and the Bank for the fiscal year ending
December 31, 2002, subject to ratification of such appointment by the stockholders.

     Representatives of Deloitte will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Fees to Independent Auditors

     The following table sets forth the aggregate fees incurred for audit and non-audit services provided by Deloitte, who acted as independent auditors for the fiscal year ending 2001. The table lists audit fees, financial information systems design and implementation fees, and other fees.

     Audit Fees. The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees the Company incurred for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal year 2001.

     Financial Information Systems Design and Implementation Fees. Deloitte did not perform financial systems design or implementation services in fiscal year 2001.

     Other  Fees.  These  services  included  income  tax  advice,   tax  return
preparation, and other compliance and consulting services, including the provision of certain internal audit services. The Bank chose to outsource its internal audit services to the firm of BancAudit Associates, LLC, effective June of 2001, rather than continue to co-source its internal audit function with Deloitte.

                                                                Fiscal Year 2001
                                                                ----------------
Audit Fees.....................................................         $166,750
Financial Information Systems Design and Implementation Fees...                0
All Other Fees.................................................          103,350

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice to the Proxy Statement not later than December 10, 2002. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

     The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than one hundred 120 days before the date the Company's proxy statement is released to stockholders in connection with the previous year's annual meeting. If no annual meeting was held the previous year or the meeting has been changed by more than 30 calendar days from the previous year's proxy statement, notice must be received no later than the tenth day following the day on which notice of the annual meeting was sent by the Company. The advance notice by stockholder must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, and the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder. In the case of nominations to the Board of Directors, certain information regarding each nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are requested to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                              By Order of the Board of Directors


                                              /s/ Mary Anne Carson

                                              Mary Anne Carson
                                              Corporate Secretary
April 9, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                       20